Exhibit 99.2

NEWS RELEASE

May 17, 2010

NCR to Participate in Upcoming Investor Conferences

DULUTH, Georgia – NCR Corporation (NYSE: NCR) today announced its participation in two upcoming investor conferences.

Bill Nuti, chairman and chief executive officer, and Bob Fishman, chief financial officer, will present at the J.P. Morgan 38th Annual Global Technology, Media & Telecom Conference on Tuesday, May 18, 2010 at 1:50 EDT in Boston, Massachusetts. Mr. Fishman will also be presenting at the Robert W. Baird 2010 Growth Stock Conference on Thursday, May 20, 2010 at 9:55 EDT in Chicago, Illinois.

The presentation materials to be used at the conferences, including updated information to the pension strategy discussed on NCR’s most recent earnings conference call, are currently available on the Company’s web site at www.ncr.com and were filed on Form 8-K with the SEC on May 12, 2010.

About NCR Corporation

NCR Corporation (NYSE: NCR) is a global technology company leading how the world connects, interacts and transacts with business. NCR’s assisted- and self-service solutions and comprehensive support services address the needs of retail, financial, travel, healthcare, hospitality, entertainment, gaming and public sector organizations in more than 100 countries. NCR (www.ncr.com) is headquartered in Duluth, Georgia.

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NCR is a trademark of NCR Corporation in the United States and other countries. BLOCKBUSTER Express is a trademark of the BB 2009 Trust and is licensed to NCR.

Note to investors – This news release contains forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items, future economic performance and statements concerning analysts’ earnings estimates, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause NCR’s actual results to differ materially.

In addition to the factors discussed in this release, other risks and uncertainties include those relating to: the uncertain economic climate, in particular the current global economic conditions, which could impact the ability of our customers to make capital expenditures thereby affecting their ability to purchase our products, and continued consolidation in the financial services sector, which could impact our business by reducing our customer base; the timely development, production or acquisition and market acceptance of new and existing products and services (such as self-service technologies), including our ability to accelerate market acceptance of new products and services; shifts in market demands, continued competitive factors and pricing pressures and their impact on our ability to improve gross margins and profitability, especially in our more mature offerings; the effect of currency translation; short product cycles, rapidly changing technologies and maintaining a competitive leadership position with respect to our solution offerings; tax rates; ability to execute our business and reengineering plans, including potential impact from our transition from a business unit to functional organizational model; turnover of workforce and the ability to attract and retain skilled employees, especially in light of continued cost-control measures being taken by the company and the relocation of our corporate headquarters; availability and successful exploitation of new acquisition and alliance opportunities; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on the company’s accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; and other factors detailed from time to time in the company’s U.S. Securities and Exchange Commission reports and the company’s annual reports to stockholders. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact

Gavin Bell, 212-589-8468

gavin.bell@ncr.com